UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At Dana Incorporated’s (“Dana”) Annual Meeting of Shareholders held on April 27, 2017 (the “Annual Meeting”), shareholders considered six proposals that are described in more detail in Dana’s definitive proxy statement dated March 16, 2017 for the Annual Meeting of Shareholders. There were 144,097,418 shares of Dana common stock eligible to vote at the meeting. Each of the proposals was considered and approved by the requisite majority of votes cast or represented.

The vote results detailed below represent final results as certified by the Inspector of Elections:

PROPOSAL I - Election of eight directors for a one-year term expiring in 2018 or upon the election and qualification of their successors:

	FOR	WITHHOLD	BROKER NON-VOTE
Rachel A. Gonzalez	126,262,571	1,322,713	5,385,321
James K. Kamsickas	126,437,617	1,147,667	5,385,321
Virginia A. Kamsky	125,886,059	1,699,225	5,385,321
Terrence J. Keating	124,382,408	3,202,876	5,385,321
Raymond E. Mabus, Jr.	126,260,700	1,324,584	5,385,321
R. Bruce McDonald	125,888,004	1,697,280	5,385,321
Mark A. Schulz	126,192,731	1,392,553	5,385,321
Keith E. Wandell	125,312,317	2,272,967	5,385,321

PROPOSAL II - Approval of a non-binding advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
119,822,464	7,171,923	590,897	5,385,321

PROPOSAL III - Approval of a non-binding vote on the frequency of the advisory vote on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
108,447,977	32,961	18,600,831	499,291	5,389,545

The Board of Directors has made the determination to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis.

PROPOSAL IV - Approval of the Dana Incorporated 2017 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
118,569,408	8,423,201	592,675	5,385,321

PROPOSAL V - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017:

FOR	AGAINST	ABSTAIN
128,695,980	3,745,723	528,902

PROPOSAL VI – Consideration of a shareholder proposal regarding simple majority voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
102,000,717	25,032,515	552,052	5,385,321

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: May 3, 2017	By:	/s/ Douglas H. Liedberg
		Name:	Douglas H. Liedberg
		Title:	Senior Vice President, General Counsel and Secretary

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